                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 24, 2007
                Date of Report (Date of earliest event reported)

                                   IDNA, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                            1-11601              34-1816760
(State or other jurisdiction of   (Commission         (I.R.S. Employer
incorporation)                    File Number)        Identification No.)

                               415 MADISON AVENUE
                                    7TH FLOOR
                               NEW YORK, NY 10017
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

         On January 24, 2007, iDNA, Inc. ("iDNA") announced the results from its role in supporting a multi-site electronic hall meeting, for Hurricane Katrina
Survivors -- Community Congress III - held on January 20, 2007. The attached press release furnished as an exhibit to this Form 8-K, is incorporated by reference to this Item 7.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
    ---------

Exhibit 99.1 Press Release issued by iDNA dated as of January 24, 2007.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 24, 2007                  iDNA, Inc.
                                        ----------------------------------------
                                        (Registrant)

                                        By:/s/ Robert V. Cuddihy, Jr.
                                        ----------------------------------------
                                         Robert V. Cuddihy, Jr.
                                         Chief Financial Officer

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